UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

Aquinox Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 - 887 Great Northern Way,

Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (604) 629-9223

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Aquinox Pharmaceuticals, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 6, 2015 (the “Original 8-K”), which included a press release attached thereto as Exhibit 99.1 (the “Press Release”). The Original 8-K and the Press Release contained an error in stating the improvement in pain (2 points or greater on an 11-point NRS scale) in the Company’s LEADERSHIP trial for placebo was 39%. The improvement in pain (2 points or greater on an 11-point NRS scale) in the Company’s LEADERSHIP trial for placebo was 34%. The corrected Press Release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release of Aquinox Pharmaceuticals, Inc. dated August 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aquinox Pharmaceuticals, Inc.

By:	/s/ Kamran Alam
Name:	Kamran Alam
Title:	Chief Financial Officer

Date: August 6, 2015

INDEX TO EXHIBITS

Number	Description

99.1	Press Release of Aquinox Pharmaceuticals, Inc. dated August 6, 2015